UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 20, 2006
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                           John Deere Owner Trust 2006
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         (Exact name of the Issuing Entity as specified in its charter)

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                          John Deere Receivables, Inc.
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            (Exact name of the Depositor as specified in its charter)
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                         John Deere Capital Corporation
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             (Exact name of the Sponsor as specified in its charter)

                                                             will apply for EIN
      State of Delaware                 333-130966-01        or use 36-3837230
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(State or other jurisdiction            (Commission            (IRS Employer
     of incorporation)                  File Number)         Identification No.)

             c/o John Deere Capital Corporation                   89501
                        Suite 600
                  1 East First Street
                  Reno, Nevada 89501

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     (Address of principal executive offices)                   (Zip Code)

   Registrant's telephone number, including area code        (775) 786-5527
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         (Former name or former address, if changed since last report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.  Other Events.

     On June 13, 2006, John Deere Receivables, Inc. (the "Seller"), John Deere Capital Corporation ("JDCC") and Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein, entered into an underwriting agreement dated June 13, 2006 (the "Underwriting Agreement"). The Underwriting Agreement is attached hereto as Exhibit 1.1.

     On June 15, 2006, John Deere Owner Trust 2006 (the "Issuing Entity"), as issuing entity, and The Bank of New York ("BONY"), as indenture trustee, entered into an indenture dated as of June 15, 2006 (the "Indenture"). On June 15, 2006, the Seller and U.S. Bank Trust National Association, as owner trustee, entered into a trust agreement dated as of June 15, 2006 (the "Trust Agreement"). The Indenture is attached hereto as Exhibit 4.1 and the Trust Agreement is attached hereto as Exhibit 4.3.

     On June 15, 2006 JDCC and the Seller entered into a Purchase Agreement (the "Purchase Agreement") dated as of June 15, 2006. The Purchase Agreement is attached hereto as Exhibit 99.2. On June 15, 2006, JDCC, the Seller, and the Issuing Entity entered into a sale and servicing agreement dated as of June 15, 2006 (the "Sale and Servicing Agreement"). On June 15, 2006, the Issuing Entity, JDCC, as administrator, and BONY, as indenture trustee, entered into an administration agreement (the "Administration Agreement") dated as of June 15, 2006. The Sale and Servicing Agreement is attached hereto as Exhibit 99.1 and the Administration Agreement is attached as Exhibit 99.3.

Item 9.01.  Financial Statements and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Not applicable.

         (d)      Exhibits:

                  1.1      Underwriting Agreement dated June 13, 2006.

                  4.1      Indenture dated June 15, 2006

                  4.3      Trust Agreement dated June 15, 2006

                  99.1     Sale and Servicing Agreement dated June 15, 2006

                  99.2     Purchase Agreement dated June 15, 2006

                  99.3     Administration Agreement dated June 15, 2006



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            JOHN DEERE RECEIVABLES, INC.
                                            (Depositor)




                                            By:    /s/ Katrin Watkins
                                                  ---------------------------
                                                  Name:  Katrin Watkins
                                                  Title: Assistant Secretary



Date:  June 20, 2006

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                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

   1.1         Underwriting Agreement dated June 13, 2006.

   4.1         Indenture dated June 15, 2006

   4.3         Trust Agreement dated June 15, 2006

   99.1        Sale and Servicing Agreement dated June 15, 2006

   99.2        Purchase Agreement dated June 15, 2006

   99.3        Administration Agreement dated June 15, 2006


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